UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2010

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BRONCO DRILLING COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51471 (Commission File Number)	20-2902156 (I.R.S. Employer Identification Number)
16217 North May Avenue Edmond, OK (Address of principal executive offices)		73013 (Zip code)
(405) 242-4444 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02(b).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2010, David L. Houston informed Bronco Drilling Company, Inc. that he will not stand for re-election to the company’s Board of Directors for personal business reasons.  Mr. Houston will continue to serve as director until the company’s 2010 annual meeting of stockholders, which is scheduled for December 10, 2010.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date: October 13, 2010	By: /s/ MATTHEW S. PORTER Matthew S. Porter Chief Financial Officer